UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 5, 2005

(Date of earliest event reported): April 29, 2005

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On April 29, 2005, Silverleaf Resorts, Inc. (the “Registrant”) entered into a $15 million Inventory Loan Agreement and a $50 million Receivables Loan Agreement with CapitalSource Finance, LLC (“CapitalSource”). Under the terms of the Inventory Loan Agreement, the Registrant may from time to time borrow up to $15 million which will be secured by a portion of the Registrant’s inventory of unsold timeshare intervals. The Inventory Loan Agreement will mature on April 29, 2008 and bears interest at the rate of the prime rate charged by Citibank, N.A., plus 3%. Under the terms of the Receivables Loan Agreement the Registrant may from time to time borrow up to an aggregate of $50 million which will be secured by notes receivable from timeshare interval purchasers at an advance rate of 75% of the aggregate outstanding principal balance of all eligible notes receivable pledged to CapitalSource as security for the Loan. The Receivables Loan Agreement will mature on April 29, 2008 and bears interest at a rate equal to the LIBOR Rate, plus 4.25%. The proceeds from each of the CapitalSource loans will be used by the Registrant for general working capital purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      As described in Item 1.01 above, Registrant became obligated on direct financial obligations up to a maximum of $15 million in connection with the Inventory Loan to CapitalSource and up to a maximum of $50 million in connection with the Receivables Loan Agreement. The Registrant’s responses to Item 1.01 is of this Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Inventory Loan and Security Agreement between the Registrant and CapitalSource Finance, LLC dated as of April 29, 2005.
*10.2	Receivables Loan and Security Agreement between the Registrant and CapitalSource Finance, LLC dated as of April 29, 2005.

*	filed herewith

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 5, 2005	SILVERLEAF RESORTS, INC.
	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Inventory Loan and Security Agreement between the Registrant and CapitalSource Finance, LLC dated as of April 29, 2005.
*10.2	Receivables Loan and Security Agreement between the Registrant and CapitalSource Finance, LLC dated as of April 29, 2005.

*	filed herewith